EXHIBIT 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440) 395-2260
http://www.progressive.com
FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — December 15, 2005 — The Progressive Corporation today reported the following results for November 2005:

	November	November
(millions, except per share amounts and ratios)	2005	2004	Change
Net premiums written	$986.3	$937.0		5%

Net premiums earned	1,073.1	1,019.3		5%

Net income	83.3	93.8		(11)%

Per share	.42	.46		(10)%

Combined ratio	89.9	89.6	(.3	) pts.
See the “Income Statements” for further month and year-to-date information and the monthly commentary at the end of this release for additional discussion.
     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
November 2005
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$1,003.8

Net premiums written	$986.3

Revenues:
Net premiums earned	$1,073.1
Investment income	48.2
Net realized gains (losses) on securities	(28.9)	Includes $3.6 million of write-downs on securities determined to have an other-than-temporary decline in market value.

Service revenues	2.6

Total revenues	1,095.0

Expenses:
Losses and loss adjustment expenses	748.7
Policy acquisition costs	111.5
Other underwriting expenses	104.7
Investment expenses	1.1
Service expenses	1.8
Interest expense	6.8

Total expenses	974.6

Income before income taxes	120.4
Provision for income taxes	37.1

Net income	$83.3

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	195.8

Per share	$.43

Diluted:
Average shares outstanding	195.8
Net effect of dilutive stock-based compensation	3.0

Total equivalent shares	198.8

Per share	$.42

[1]	See the Monthly Commentary at the end of this release for additional discussion. For a description of the Company’s reporting and accounting policies, see Note 1 to the Company’s 2004 audited consolidated financial statements included in the Company’s 2004 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.4%
Common stocks	3.8%
Total portfolio	.9%

Pretax recurring investment book yield	4.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
November 2005 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date
	2005	2004	% Change
Direct premiums written	$13,337.8	$12,533.0	6

Net premiums written	$13,070.2	$12,242.6	7

Revenues:
Net premiums earned	$12,695.8	$11,899.7	7
Investment income	481.8	444.9	8
Net realized gains (losses) on securities	(33.2)	89.9	NM
Service revenues	37.3	44.1	(15)

Total revenues	13,181.7	12,478.6	6

Expenses:
Losses and loss adjustment expenses	8,627.7	7,778.5	11
Policy acquisition costs	1,337.4	1,282.5	4
Other underwriting expenses	1,227.8	1,126.5	9
Investment expenses	11.3	12.8	(12)
Service expenses	22.5	22.6	—
Interest expense	75.8	73.8	3

Total expenses	11,302.5	10,296.7	10

Income before income taxes	1,879.2	2,181.9	(14)
Provision for income taxes	608.2	712.7	(15)

Net income	$1,271.0	$1,469.2	(13)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	197.0	214.1	(8)

Per share	$6.45	$6.86	(6)

Diluted:
Average shares outstanding	197.0	214.1	(8)
Net effect of dilutive stock-based compensation	2.9	3.4	(15)

Total equivalent shares	199.9	217.5	(8)

Per share	$6.36	$6.76	(6)

NM = Not Meaningful
The following table sets forth the investment results for the year-to-date period:

	2005	2004
Fully taxable equivalent total return:

Fixed-income securities	2.7%	3.4%
Common stocks	6.9%	7.7%
Total portfolio	3.3%	4.0%

Pretax recurring investment book yield	4.0%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2005
($ in millions)
(unaudited)
Current Month

				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business[1]	Businesses[2]	Total
Net Premiums Written	$555.1	$300.0	$855.1	$128.8	$2.4	$986.3
% Growth in NPW	1%	14%	5%	6%	NM	5%
Net Premiums Earned	$613.3	$322.6	$935.9	$134.7	$2.5	$1,073.1
% Growth in NPE	1%	11%	4%	12%	NM	5%

GAAP Ratios
Loss/LAE ratio	71.5	70.1	71.0	62.2	NM	69.8
Expense ratio	20.2	20.8	20.4	17.2	NM	20.1

Combined ratio	91.7	90.9	91.4	79.4	NM	89.9

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$7.3
Current accident year						5.8

Calendar year actuarial adjustment	$2.2	$2.6	$4.8	$7.9	$.4	$13.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$7.3
All other development						6.6

Total development						$13.9

Calendar year loss/LAE ratio						69.8

Accident year loss/LAE ratio						71.1

Statutory Ratios
Loss/LAE ratio						69.7
Expense ratio						19.8

Combined ratio						89.5

NM = Not Meaningful

[1]	Commercial Auto’s expense ratio includes a reduction of 2.0 points due to changes in involuntary market assessment reserves.

[2]	Amounts primarily include professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting profit of $.2 million for the month.

[3]	Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2005 Year-to-Date
($ in millions)
(unaudited)
Year-to-Date

				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$7,473.8	$3,891.1	$11,364.9	$1,683.1	$22.2	$13,070.2
% Growth in NPW	3%	12%	6%	14%	NM	7%
Net Premiums Earned	$7,383.7	$3,752.8	$11,136.5	$1,533.9	$25.4	$12,695.8
% Growth in NPE	3%	12%	6%	12%	NM	7%

GAAP Ratios
Loss/LAE ratio	68.9	68.2	68.6	63.3	NM	68.0
Expense ratio	20.3	20.1	20.3	19.7	NM	20.2

Combined ratio	89.2	88.3	88.9	83.0	NM	88.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$119.0
Current accident year						65.0

Calendar year actuarial adjustment	$105.7	$47.6	$153.3	$32.7	$(2.0)	$184.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$119.0
All other development						209.2

Total development						$328.2

Calendar year loss/LAE ratio						68.0

Accident year loss/LAE ratio						70.6

Statutory Ratios
Loss/LAE ratio						68.0
Expense ratio						19.3

Combined ratio						87.3

Statutory surplus						$5,113.3

	November	November
Policies in Force	2005	2004	Change
(in thousands)
Agency — Auto	4,506	4,262	6%
Direct — Auto	2,321	2,077	12%
Other Personal Lines[3]	2,679	2,352	14%

Total Personal Lines	9,506	8,691	9%

Commercial Auto Business	468	420	12%

NM = Not Meaningful

[1]	The other businesses generated an underwriting profit of $6.4 million.

[2]	Represents adjustments solely based on the Company’s corporate actuarial review.

[3]	Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions— except per share amounts)
(unaudited)

November
2005
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $10,657.8)	$10,589.5
Equity securities:
Preferred stocks (cost: $1,268.2)	1,271.4
Common equities (cost: $1,411.6)	2,048.4
Short-term investments (amortized cost: $2,179.6)	2,180.0

Total investments[2]	16,089.3
Net premiums receivable	2,549.2
Deferred acquisition costs	460.6
Other assets	1,503.0

Total assets	$20,602.1

Unearned premiums	$4,469.1
Loss and loss adjustment expense reserves	5,698.1
Other liabilities[2]	3,171.6
Debt	1,284.9
Shareholders’ equity	5,978.4

Total liabilities and shareholders’ equity	$20,602.1

Common Shares outstanding	197.4
Shares repurchased — November	—
Average cost per share	$—
Book value per share	$30.29
Trailing 12-month return on average shareholders’ equity	26.4%
Net unrealized pre-tax gains on investments	$572.1
Increase (decrease) from October 2005	$103.1
Increase (decrease) from December 2004	$(97.3)
Debt to total capital ratio	17.7%
Fixed-income portfolio duration	3.2 Years
Weighted average credit quality	AA+

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $341.3 million.

[2]	Amounts include net unsettled security acquisitions, including repurchase commitments, of $1,639.9 million.

Monthly Commentary
•	During November, the Company incurred losses of $4.2 million related to Hurricane Wilma and $3.0 million related to Hurricane Katrina, bringing the Company’s total exposure for these two storms to $76.6 million and $188.6 million, respectively. Ninety-eight percent of the Company’s 24,750 Hurricane Katrina claims have been settled to date. For Hurricane Wilma, the Company has settled 96% of the nearly 21,900 claims incurred through December 13.

•	The relatively modest growth rate of Commercial Auto’s net premiums written for November is attributable, in part, to an increase in net premiums written in November 2004 that resulted from the significant reduction in the inventory of unprocessed applications achieved during that month.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at www.progressivedirect.com) market their products and services under the Progressive DirectSM brand, while the companies that offer insurance through more than 30,000 independent insurance agencies market their products and services under the Drive® Insurance from Progressive brand. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information can be found at www.progressive.com, including a guide to interpreting the monthly reporting package.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.